UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MARCH 8, 2005
EX-99.2 FINANCIAL TABLES ACCOMPANYING EXHIBIT 99.1
EX-99.3 UPDATED 2005 FINANCIAL GUIDANCE SUMMARY

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD; the planned transaction for WebMD Health equity; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

* * * *

     Exhibit 99.1 furnished with this Current Report on Form 8-K includes forward-looking financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP forward-looking financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: WebMD’s income before restructuring, taxes, non-cash and other items;WebMD’s income before taxes, non-cash and other items; and related per share amounts. Forward-looking income per share before taxes, non-cash and other items is based on 335 million weighted-average shares outstanding, which is also the projected weighted-average shares outstanding used in computing forward-looking net income per share. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP information to forward-looking GAAP financial information. WebMD believes that the above non-GAAP measures, and changes in those measures, are meaningful indicators of WebMD’s performance and provide additional information that WebMD management finds useful in evaluating such performance and in planning for future periods. Accordingly, WebMD believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition

     On March 8, 2005, WebMD Corporation issued a press release announcing its results for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The press release was accompanied by the financial tables incorporated by reference into Item 8.01, below.

Item 7.01. Regulation FD Disclosure

     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by WebMD at 4:45 pm (Eastern time) today. The call can be accessed at www.webmd.com (in the About WebMD section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

     On March 8, 2005, WebMD Corporation issued a press release announcing its results for the quarter ended December 31, 2004. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release issued by WebMD announcing the results.

* * *

     WebMD is continuing to pursue its previously announced plan to establish WebMD Health, its Portal Services segment, as a separate publicly traded company. WebMD’s Board of Directors continues to evaluate the two previously announced alternatives it has been considering — a one-step split-off of WebMD Health equity through an exchange offer transaction with WebMD’s stockholders or an initial public offering of a minority interest in WebMD Health. While the evaluation process is complex, considerable progress has been made in refining the tax analysis of these alternative transactions, preparing the necessary financial statements and Securities and Exchange Commission filings, planning the necessary corporate infrastructure separation and completing the analysis of employee, corporate, third-party contractual and other considerations relevant to these two alternatives. As each alternative offers certain potential advantages for WebMD’s stockholders, some of which are dependant on market conditions, the Board will not make a decision as to which alternative to pursue until shortly before WebMD is in a position to make the required registration statement filing with the SEC. WebMD anticipates being in a position to make this SEC filing in April.

* * *

     WebMD Corporation will hold its 2005 Annual Meeting of Stockholders on September 22, 2005. Proposals that WebMD’s stockholders intend to present at the 2005 Annual Meeting must be received by WebMD no later than the close of business on April 21, 2005, in order that they may be considered for possible inclusion in WebMD’s proxy statement and form of proxy for that meeting. In addition, WebMD’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in WebMD’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before WebMD’s 2005 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of WebMD’s Bylaws, to the Secretary of WebMD not later than the close of business on July 25, 2005. All notices of proposals by stockholders should be sent to: Secretary, WebMD Corporation, 669 River Drive, Center 2, Elmwood Park, New Jersey 07407-1361.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     The following exhibits are filed or furnished herewith:

99.1	Press Release issued by WebMD Corporation, dated March 8, 2005, regarding WebMD’s results for the quarter and year ended December 31, 2004 and updated first quarter 2005 Guidance

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Updated Consolidated Guidance for the Quarter Ending March 31, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: March 8, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by WebMD Corporation, dated March 8, 2005, regarding WebMD’s results for the quarter and year ended December 31, 2004 and updated first quarter 2005 Guidance

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Updated Consolidated Guidance for the Quarter Ending March 31, 2005